Exhibit 99.12
                                -------------
                  Computational Materials For CWABS 2005-AB3

[LOGO OMITTED] Countrywide                         Computational Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                            Silent 2nds (Aggregate)
                              ARM    $185,332,561
                                Detailed Report


Summary of Loans in Statistical Calculation Pool                                                Range
(As of Calculation Date)

Total Number of Loans                                                        671
Total Outstanding Balance                                           $185,332,561
Average Loan Balance                                                    $276,204         $53,500 to $979,920
WA Mortgage Rate                                                          6.444%          4.300% to 10.375%
Net WAC                                                                   5.933%          3.791% to 9.366%
ARM Characteristics
      WA Gross Margin                                                     6.271%          4.000% to 8.850%
      WA Months to First Roll                                                 28               4 to 36
      WA First Periodic Cap                                               1.829%          1.000% to 3.000%
      WA Subsequent Periodic Cap                                          1.390%          1.000% to 1.500%
      WA Lifetime Cap                                                    13.243%         10.250% to 16.875%
      WA Lifetime Floor                                                   6.415%          4.050% to 9.875%
WA Original Term (months)                                                    360             360 to 360
WA Remaining Term (months)                                                   359             304 to 360
WA LTV                                                                    79.83%          71.11% to 92.86%
  Percentage of Pool with CLTV > 100%                                      0.00%
  WA Effective LTV (Post MI)                                              79.78%
  Second Liens w/100% CLTV                                                 0.00%
WA FICO                                                                      685

Secured by (% of pool)          1st Liens                                100.00%
                                2nd Liens                                  0.00%
Prepayment Penalty at Loan Orig (% of all loans)                          88.80%




------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:         Top 5 Prop:         Doc Types:       Purpose Codes:      Occ Codes:        Grades:       Orig PP Term:
  -------------         -----------         ----------       --------------      ----------        -------       -------------
CA        59.09%      SFR      64.87%    STATED    58.44%    PUR     78.67%     OO    99.81%     A   100.00      0      11.20%
FL         6.17%      PUD      21.73%    FULL      41.56%    RCO     20.29%     INV    0.10%                     12      9.79%
VA         5.39%      CND      10.43%                        RNC      1.04%     2H     0.09%                     24     49.95%
AZ         5.24%      2 FAM     2.27%                                                                            36     28.93%
NV         4.78%      CNDP      0.69%                                                                            60      0.13%



------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                         Computational Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                                       Silent 2nds (Aggregate)
                                                          ARM $185,332,561
                                                           Detailed Report

----------------------------------------------------------------------------------------------------------------------------------
                                                               Program
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                      BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                         $70,419       1   0.04       $70,419   10.375  304.00   673        85.0
2/28 LIB6M - IO - 24           $83,119,241     287  44.85      $289,614    6.432  358.76   683        79.8
2/28 LIB6M - IO - 60           $19,245,559      64  10.38      $300,712    6.365  358.02   696        79.8
3/27 LIB6M - IO - 36           $76,067,294     289  41.04      $263,209    6.473  358.79   684        79.8
3/27 LIB6M - IO - 60            $6,830,046      30   3.69      $227,668    6.466  357.96   688        80.0
----------------------------------------------------------------------------------------------------------------------------------
                              $185,332,561     671 100.00      $276,204    6.444  358.65   685        79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                      BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
ARM 360                       $185,332,561     671 100.00      $276,204    6.444  358.65   685        79.8
----------------------------------------------------------------------------------------------------------------------------------
                              $185,332,561     671 100.00      $276,204    6.444  358.65   685        79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                      BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $75,000.00           $259,919       4   0.14       $64,980    7.492  343.62   690        81.0
$75,000.01 - $100,000.00        $1,386,407      15   0.75       $92,427    6.363  358.66   682        79.6
$100,000.01 - $150,000.00      $10,165,764      79   5.49      $128,681    6.610  358.58   680        79.7
$150,000.01 - $200,000.00      $18,799,812     106  10.14      $177,357    6.532  358.76   688        79.8
$200,000.01 - $250,000.00      $21,002,117      92  11.33      $228,284    6.712  358.58   679        79.7
$250,000.01 - $300,000.00      $33,204,186     121  17.92      $274,415    6.408  358.63   683        79.9
$300,000.01 - $350,000.00      $25,856,502      80  13.95      $323,206    6.469  358.74   682        80.1
$350,000.01 - $400,000.00      $32,428,992      86  17.50      $377,081    6.394  358.63   686        79.8
$400,000.01 - $450,000.00      $17,455,727      41   9.42      $425,749    6.321  358.66   692        79.5
$450,000.01 - $500,000.00      $11,802,077      25   6.37      $472,083    6.193  358.64   690        80.0
$500,000.01 - $550,000.00       $5,234,736      10   2.82      $523,474    6.412  358.40   699        79.5
$550,000.01 - $600,000.00       $3,470,400       6   1.87      $578,400    6.005  358.99   684        79.7
$600,000.01 - $650,000.00       $1,866,000       3   1.01      $622,000    6.344  359.02   655        80.0
$650,000.01 - $700,000.00         $656,000       1   0.35      $656,000    6.000  359.00   650        80.0
$750,000.01 - $800,000.00         $764,000       1   0.41      $764,000    6.180  359.00   690        80.0
> $900,000.00                     $979,920       1   0.53      $979,920    7.000  360.00   758        80.0
----------------------------------------------------------------------------------------------------------------------------------
                              $185,332,561     671 100.00      $276,204    6.444  358.65   685        79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                State
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                      BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
Arizona                         $9,706,738      48   5.24      $202,224    6.489  358.55   680        79.8



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                         Computational Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                                       Silent 2nds (Aggregate)
                                                          ARM $185,332,561
                                                           Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                                State
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
California              $109,505,551     322    59.09    $340,079    6.296  358.70   688        79.8
Colorado                  $7,999,513      43     4.32    $186,035    6.321  358.73   681        80.0
Connecticut               $1,010,950       5     0.55    $202,190    6.800  359.00   678        77.3
Delaware                    $336,000       1     0.18    $336,000    7.625  359.00   725        80.0
District of Columbia        $267,940       1     0.14    $267,940    7.750  359.00   668        80.0
Florida                  $11,437,903      51     6.17    $224,273    6.999  358.65   684        79.6
Georgia                   $1,030,120       6     0.56    $171,687    6.549  358.35   674        80.0
Hawaii                    $1,723,920       5     0.93    $344,784    6.483  359.31   699        80.0
Illinois                  $2,187,820      10     1.18    $218,782    6.512  359.02   678        79.0
Indiana                     $100,000       1     0.05    $100,000    5.800  358.00   649        74.1
Kansas                       $86,000       1     0.05     $86,000    6.875  359.00   721        80.0
Kentucky                    $248,800       2     0.13    $124,400    5.778  358.44   723        80.0
Louisiana                    $91,200       1     0.05     $91,200    5.875  359.00   675        80.0
Maine                       $179,920       1     0.10    $179,920    6.400  359.00   692        80.0
Maryland                  $4,266,920      17     2.30    $250,995    6.919  358.39   689        79.6
Massachusetts             $1,054,374       4     0.57    $263,594    6.612  359.00   671        80.0
Michigan                  $1,304,193       9     0.70    $144,910    6.667  358.81   687        80.0
Minnesota                 $1,177,887       5     0.64    $235,577    6.031  358.83   663        80.0
Missouri                    $489,500       4     0.26    $122,375    6.547  358.94   678        79.8
Nevada                    $8,855,870      34     4.78    $260,467    6.410  358.36   677        80.0
New Hampshire               $207,920       1     0.11    $207,920    6.875  358.00   725        80.0
New Jersey                $1,103,550       4     0.60    $275,888    6.650  358.38   656        80.0
New Mexico                  $240,000       1     0.13    $240,000    9.000  359.00   643        80.0
New York                  $1,141,563       4     0.62    $285,391    6.931  358.83   678        79.3
North Carolina              $896,374       5     0.48    $179,275    6.572  358.52   705        84.5
Oklahoma                     $70,419       1     0.04     $70,419   10.375  304.00   673        85.0
Oregon                    $1,292,800       8     0.70    $161,600    6.595  359.08   683        79.5
Pennsylvania                 $72,000       1     0.04     $72,000    6.250  358.00   704        80.0
Rhode Island                $166,400       1     0.09    $166,400    7.750  358.00   651        80.0
Tennessee                   $248,000       2     0.13    $124,000    7.135  359.00   665        79.6
Texas                     $1,069,339       5     0.58    $213,868    6.605  358.88   672        80.0
Utah                        $804,039       6     0.43    $134,007    6.160  358.72   683        80.0
Virginia                  $9,987,652      37     5.39    $269,937    7.017  358.36   680        80.0
Washington                $4,435,485      22     2.39    $201,613    6.222  358.67   675        79.5
West Virginia               $167,900       1     0.09    $167,900    7.500  358.00   709        80.0
Wisconsin                   $368,000       1     0.20    $368,000    6.925  360.00   660        80.0
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671   100.00    $276,204    6.444  358.65   685        79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00             $4,639,132      19     2.50    $244,165    6.950  358.71   667        74.5



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                         Computational Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                                       Silent 2nds (Aggregate)
                                                          ARM $185,332,561
                                                           Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00            $180,311,009     650    97.29    $277,402    6.431  358.67   685        79.9
80.01 - 85.00                 $70,419       1     0.04     $70,419   10.375  304.00   673        85.0
90.01 - 95.00                $312,000       1     0.17    $312,000    6.000  359.00   746        92.9
----------------------------------------------------------------------------------------------------------------------------------
                          $185,332,561     671   100.00    $276,204    6.444  358.65   685        79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500               $168,800       1     0.09    $168,800    4.300  359.00   763        80.0
4.501 - 5.000             $1,481,693       5     0.80    $296,339    4.917  358.47   677        78.9
5.001 - 5.500            $12,430,419      42     6.71    $295,962    5.396  358.65   683        80.0
5.501 - 6.000            $45,770,226     158    24.70    $289,685    5.821  358.61   691        79.9
6.001 - 6.500            $50,458,869     178    27.23    $283,477    6.320  358.60   689        79.8
6.501 - 7.000            $46,153,409     171    24.90    $269,903    6.792  358.76   680        79.8
7.001 - 7.500            $17,978,936      69     9.70    $260,564    7.340  358.67   680        79.9
7.501 - 8.000             $6,901,476      27     3.72    $255,610    7.789  358.91   679        79.5
8.001 - 8.500             $2,035,890      10     1.10    $203,589    8.278  358.77   665        80.0
8.501 - 9.000             $1,292,824       7     0.70    $184,689    8.821  358.95   662        79.9
9.001 - 9.500               $169,600       1     0.09    $169,600    9.125  358.00   647        80.0
9.501 - 10.000              $420,000       1     0.23    $420,000    9.875  358.00   734        75.0
10.001 - 10.500              $70,419       1     0.04     $70,419   10.375  304.00   673        85.0
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671   100.00    $276,204    6.444  358.65   685        79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
SFR                     $120,227,835     420    64.87    $286,257    6.392  358.65   685        79.8
PUD                      $40,277,247     148    21.73    $272,144    6.496  358.55   682        79.9
CND                      $19,326,068      84    10.43    $230,072    6.492  358.73   691        79.9
2 FAM                     $4,215,950      13     2.27    $324,304    7.037  358.97   704        79.2
CNDP                      $1,285,460       6     0.69    $214,243    7.091  358.57   673        80.0
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671   100.00    $276,204    6.444  358.65   685        79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
PUR                     $145,803,281     525    78.67    $277,721    6.507  358.62   688        79.8
RCO                      $37,602,296     138    20.29    $272,480    6.241  358.74   676        79.8



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                         Computational Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                                       Silent 2nds (Aggregate)
                                                          ARM $185,332,561
                                                           Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
RNC                       $1,926,984       8   1.04      $240,873    5.692  358.74   668        79.5
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671 100.00      $276,204    6.444  358.65   685        79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
OO                      $184,971,961     669  99.81      $276,490    6.442  358.65   685        79.8
INV                         $189,000       1   0.10      $189,000    7.875  359.00   670        75.0
2H                          $171,600       1   0.09      $171,600    7.500  359.00   729        80.0
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671 100.00      $276,204    6.444  358.65   685        79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
301 - 360               $185,332,561     671 100.00      $276,204    6.444  358.65   685        79.8
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671 100.00      $276,204    6.444  358.65   685        79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
STATED INCOME           $108,305,106     373  58.44      $290,362    6.701  358.73   689        79.8
FULL                     $77,027,454     298  41.56      $258,481    6.084  358.53   680        79.9
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671 100.00      $276,204    6.444  358.65   685        79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF   % OF       AVERAGE    GROSS   REMG.               ORIG
DESCRIPTION                BALANCE     LOANS  TOTAL      BALANCE     WAC    TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
801 - 820                   $449,600       2   0.24      $224,800    5.691  358.40   811        80.0
781 - 800                 $2,322,701       9   1.25      $258,078    6.326  358.23   786        80.0
761 - 780                 $5,714,400      17   3.08      $336,141    6.265  358.75   768        80.0
741 - 760                 $6,904,112      21   3.73      $328,767    6.371  358.85   751        80.6
721 - 740                $14,814,876      51   7.99      $290,488    6.489  358.55   728        79.8
701 - 720                $20,847,259      81  11.25      $257,374    6.336  358.69   711        79.9
681 - 700                $36,053,704     128  19.45      $281,670    6.349  358.62   690        79.9
661 - 680                $41,731,180     156  22.52      $267,508    6.444  358.53   671        79.8
641 - 660                $54,466,112     196  29.39      $277,888    6.565  358.75   650        79.6



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                         Computational Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




                                                       Silent 2nds (Aggregate)
                                                          ARM $185,332,561
                                                           Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF    % OF       AVERAGE    GROSS    REMG.        ORIG
DESCRIPTION                 BALANCE    LOANS   TOTAL      BALANCE     WAC     TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
621 - 640                 $2,028,615      10   1.09      $202,862    6.749  358.67   640   79.9
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671 100.00      $276,204    6.444  358.65   685   79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF    % OF       AVERAGE    GROSS    REMG.        ORIG
DESCRIPTION                 BALANCE    LOANS   TOTAL      BALANCE     WAC     TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
A                       $185,332,561     671 100.00      $276,204    6.444  358.65   685   79.8
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671 100.00      $276,204    6.444  358.65   685   79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF    % OF       AVERAGE    GROSS    REMG.        ORIG
DESCRIPTION                 BALANCE    LOANS   TOTAL      BALANCE     WAC     TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
0                        $20,761,923      80  11.20      $259,524    7.091  358.76   682   79.7
12                       $18,146,907      53   9.79      $342,394    6.786  358.73   689   79.5
24                       $92,578,549     329  49.95      $281,394    6.360  358.58   686   79.9
36                       $53,609,536     208  28.93      $257,738    6.221  358.68   683   79.9
60                          $235,646       1   0.13      $235,646    7.300  359.00   687   80.0
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671 100.00      $276,204    6.444  358.65   685   79.8
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                   (Excludes  0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
               WA           CURRENT    # OF    % OF       AVERAGE    GROSS    REMG.        ORIG
DESCRIPTION    MTR          BALANCE    LOANS   TOTAL      BALANCE     WAC     TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
0 - 6          4             $70,419       1   0.04       $70,419   10.375  304.00   673   85.0
19 - 24        23       $102,364,801     351  55.23      $291,638    6.419  358.62   686   79.8
32 - 37        35        $82,897,340     319  44.73      $259,866    6.472  358.72   684   79.8
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671 100.00      $276,204    6.444  358.65   685   79.8
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Margin                        (Excludes  0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF    % OF       AVERAGE    GROSS    REMG.        ORIG
DESCRIPTION                 BALANCE    LOANS   TOTAL      BALANCE     WAC     TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000               $693,600       4   0.37      $173,400    6.430  358.60   680   80.0
4.001 - 5.000             $6,067,552      25   3.27      $242,702    5.603  358.08   690   79.7
5.001 - 6.000            $74,288,054     255  40.08      $291,326    6.004  358.66   688   79.8
6.001 - 7.000            $81,744,485     298  44.11      $274,310    6.621  358.60   685   79.9
7.001 - 8.000            $19,444,911      73  10.49      $266,369    7.427  358.89   677   79.8
8.001 - 9.000



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                         Computational Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




                                                       Silent 2nds (Aggregate)
                                                          ARM $185,332,561
                                                           Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                      (Excludes  0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF    % OF       AVERAGE    GROSS    REMG.        ORIG
DESCRIPTION                 BALANCE    LOANS   TOTAL      BALANCE     WAC     TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
                          $3,093,959      16    1.67      $193,372   7.830   359.15   666  79.7
----------------------------------------------------------------------------------------------------------------------------------
6.271                   $185,332,561     671  100.00      $276,204   6.444   358.65   685  79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Maximum Rates                  (Excludes  0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF    % OF       AVERAGE    GROSS    REMG.        ORIG
DESCRIPTION                 BALANCE    LOANS   TOTAL      BALANCE     WAC     TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500             $399,960       1    0.22      $399,960   6.250   359.00   702  80.0
10.501 - 11.000           $1,065,520       5    0.57      $213,104   6.495   358.72   696  80.0
11.001 - 11.500           $1,731,170      10    0.93      $173,117   5.371   358.30   699  80.0
11.501 - 12.000           $6,699,227      27    3.61      $248,120   5.725   358.06   691  79.7
12.001 - 12.500          $20,696,420      73   11.17      $283,513   5.837   358.52   688  80.0
12.501 - 13.000          $48,550,452     166   26.20      $292,473   5.996   358.53   688  79.8
13.001 - 13.500          $45,367,063     156   24.48      $290,815   6.454   358.66   687  79.8
13.501 - 14.000          $39,628,245     146   21.38      $271,426   6.807   358.83   679  79.8
14.001 - 14.500          $12,554,911      51    6.77      $246,175   7.370   358.79   676  79.8
14.501 - 15.000           $5,429,299      21    2.93      $258,538   7.777   359.12   682  79.7
15.001 - 15.500           $1,327,870       6    0.72      $221,312   8.260   358.99   663  80.0
15.501 - 16.000           $1,292,824       7    0.70      $184,689   8.821   358.95   662  79.9
16.001 - 16.500             $169,600       1    0.09      $169,600   9.125   358.00   647  80.0
16.501 - 17.000             $420,000       1    0.23      $420,000   9.875   358.00   734  75.0
----------------------------------------------------------------------------------------------------------------------------------
13.243                  $185,332,561     671  100.00      $276,204   6.444   358.65   685  79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Initial Periodic Rate Cap                (Excludes  0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF    % OF       AVERAGE    GROSS    REMG.        ORIG
DESCRIPTION                 BALANCE    LOANS   TOTAL      BALANCE     WAC     TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000                       $250,339       2    0.14      $125,170   7.518   343.53   687  81.4
1.500                   $142,567,833     505   76.93      $282,313   6.413   358.80   683  79.8
1.525                       $352,000       1    0.19      $352,000   6.350   358.00   664  80.0
2.000                     $2,070,320       9    1.12      $230,036   6.380   358.17   692  79.1
3.000                    $40,092,068     154   21.63      $260,338   6.553   358.22   691  79.9
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671  100.00      $276,204   6.444   358.65   685  79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        Subsequent Periodic Rate Cap            (Excludes  0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF    % OF       AVERAGE    GROSS    REMG.        ORIG
DESCRIPTION                 BALANCE    LOANS   TOTAL      BALANCE     WAC     TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000                    $40,895,913     160   22.07      $255,599   6.571   358.12   692  79.9
1.500                   $144,436,648     511   77.93      $282,655   6.408   358.80   683  79.8



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                         Computational Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




                                                       Silent 2nds (Aggregate)
                                                          ARM $185,332,561
                                                           Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                      Subsequent Periodic Rate Cap              (Excludes  0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF    % OF       AVERAGE    GROSS    REMG.        ORIG
DESCRIPTION                 BALANCE    LOANS   TOTAL      BALANCE     WAC     TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671 100.00      $276,204    6.444  358.65   685   79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Lifetime Rate Floor              (Excludes  0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF    % OF       AVERAGE    GROSS    REMG.        ORIG
DESCRIPTION                 BALANCE    LOANS   TOTAL      BALANCE     WAC     TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000             $3,708,039      14   2.00      $264,860    5.635  358.31   692   79.5
5.001 - 6.000            $58,570,881     200  31.60      $292,854    5.751  358.62   689   79.9
6.001 - 7.000            $95,309,314     345  51.43      $276,259    6.558  358.64   685   79.8
7.001 - 8.000            $23,826,013      93  12.86      $256,194    7.455  358.76   678   79.8
8.001 - 9.000             $3,328,714      17   1.80      $195,807    8.489  358.84   664   80.0
9.001 - 10.000              $589,600       2   0.32      $294,800    9.659  358.00   709   76.4
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671 100.00      $276,204    6.444  358.65   685   79.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                     Next Interest Adjustment Date              (Excludes  0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF    % OF       AVERAGE    GROSS    REMG.        ORIG
DESCRIPTION                 BALANCE    LOANS   TOTAL      BALANCE     WAC     TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
01/06                        $70,419       1   0.04       $70,419   10.375  304.00   673   85.0
04/07                       $692,000       2   0.37      $346,000    6.503  355.00   687   79.7
05/07                       $260,000       1   0.14      $260,000    7.000  356.00   665   80.0
06/07                     $4,563,375      17   2.46      $268,434    6.096  357.04   684   79.6
07/07                    $35,224,665     124  19.01      $284,070    6.422  358.00   691   79.8
08/07                    $52,401,909     175  28.27      $299,439    6.394  359.00   682   79.8
09/07                     $9,222,852      32   4.98      $288,214    6.688  360.00   686   79.9
05/08                       $908,016       3   0.49      $302,672    5.814  356.00   714   80.0
06/08                     $2,454,726      10   1.32      $245,473    6.545  357.00   692   80.0
07/08                    $23,927,047      92  12.91      $260,077    6.512  358.00   683   79.8
08/08                    $47,276,260     187  25.51      $252,814    6.444  359.00   682   79.8
09/08                     $8,331,292      27   4.50      $308,566    6.566  360.00   694   79.8
----------------------------------------------------------------------------------------------------------------------------------
                        $185,332,561     671 100.00      $276,204    6.444  358.65   685   79.8
----------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.